PAINEWEBBER EMERGING MARKETS EQUITY FUND
SEMI ANNUAL REPORT

PaineWebber Emerging Markets Equity Fund
FUND PROFILE

GOAL:
Long-term capital appreciation

PORTFOLIO MANAGER:
Schroder Capital Management

TOTAL NET ASSETS:
$31 million (as of April 30, 1997)

DIVIDEND PAYMENT:
Annually


                                                                 June 16, 1997

Dear Shareholder,

We are pleased to present your with the semiannual report for the PaineWebber Emerging Markets Equity Fund. This is our first report to you as the Fund's new sub-adviser (effective February 25, 1997). Schroder Capital Management International Inc. is a wholly-owned indirect subsidiary of Schroders plc, the parent of an investment banking and investment management group of companies that dates its origins to 1804. the investment management operations of the Schroder Group are located in 18 countries worldwide including 10 offices in emerging markets. The Schroder Group has been managing international investment portfolios since the early years of this century.

MARKET AND PORTFOLIO REVIEW
------------------------------------------------------------------------------

     As of April 30, 1997, the Fund was approximately 87% invested in equities and 13% in cash and other assets. For the six months ended April 30, 1997, the Fund's total return, reflecting reinvested distributions but not the Fund's sales charges, was 10.6%, for Class A shares, 10.2% for Class B shares, 10.1% for Class C shares and 10.7% for Class Y shares. The total return experienced by Fund shareholders who purchased or redeemed shares during the period may be lower due to the Fund's sales charge. For example, after deducting the maximum applicable sales charges, the Fund's total return for the six-month period was 5.6% for Class A shares, 5.2% for Class B shares, 9.1% for Class C shares and 10.7% for Class Y shares. The Morgan Stanley Capital International Emerging Markets Free (ex Malaysia) Index returned 14.4% during that time.

OUR STRATEGY

The Fund's approach is to target companies that offer sustainable growth. We focus on companies that have professional management and a strong domestic market share in their business or a powerful franchise. The primary attraction of emerging markets is the high growth rates that they offer relative to the developed world. We search for companies, for example, that will benefit from rising living standards and increased infrastructure development. We believe our extensive network of analysts located in 10 emerging market offices around the world can identify attractively priced securities across a broad capitalization range.

     Over the last six months the Fund's weighting in Asian markets has declined from 44% to 40%, while the weighting in Latin America has risen from 31% to 34%. Within Asia, we have further

SEMIANNUAL REPORT


reduced our exposure to Thailand due to the economic crises while we have added to Taiwan which is benefiting from economic recovery and strong liquidity. Elsewhere, we have added to South Africa following last year's currency crises in anticipation of lower interest rates and economic recovery next year. We have also added to our Portuguese holdings while selling Turkish stocks. The former is benefiting from an improving interest rate environment while the latter is suffering from continued political uncertainty.

AROUND THE WORLD
------------------------------------------------------------------------------

LATIN AMERICA

     In Latin America, economic recovery and improved portfolio flows to the region provided the background for continuing outperformance. Against this backdrop, the markets began to consolidate in March as a change in U.S. monetary policy was anticipated. Should interest rates rise again, the impact on Latin American economies should not be as severe as in 1994, because the extent of increases are not likely to be great. Argentina, usually most affected by increases in U.S. rates, should see their impact moderated by the presence of domestic pension funds which did not exist in 1994, the strength of economic recovery and a fairer valuation of the peso. We added YPF Sociedad Anonima (0.7% of total net assets), the oil conglomerate, as a result of improving operating performance.

     The Brazilian market benefited from the decision to allow President Cardoso to stand for reelection and a revaluation of state-controlled companies in anticipation of privatization. Telebras (2.6% of total net assets) rose 54% during the period. As long as momentum on the reform process and privatization continues, our outlook for Brazil remains positive. Mexico was initially helped by lower domestic interest rates, but uncertainty over U.S. rates and a dispute with the U.S. over drug certification led to a partial reversal.

     In Chile evidence of slower growth led to a decline in interest rates and, in turn, strong market performance.

AFRICA

South Africa has seen a recovery both in the market and currency since the lows reached in November. Following the currency depreciation, we expect interest rates to begin to fall later this year. With this improving economic picture we have been increasing our holdings in South Africa (2.4% of total assets).


PAINEWEBBER EMERGING MARKETS EQUITY FUND

Top Ten Holdings*
(% of net assets as of April 30, 1997)

Global Telesystems
Russia 2.9%

Telecomunicacoes Brasileiras S.A.
Brazil 2.6%

Korea Electric Power Corporation
Korea 1.8%

R.O.C. Taiwan Fund
Taiwan 1.8%

Petroleo Brasileiro S.A. (Petrobras) Brazil 1.7%

Siliconware Precision Industries Company
Taiwan 1.6%

Pohang Iron & Steel Company Ltd.
Korea 1.5%

Telecomunicacoes de San Paulo S.A. (Telesp)
Brazil 1.5%

Telekomunikasi
Indonesia 1.3%

Light Servicos de Eletricidade S.A.
Brazil 1.3%

* Holding subject to change

PAINEWEBBER EMERGING MARKETS EQUITY FUND
SEMIANNUAL REPORT

EASTER EUROPE

Poland, weak at the end of 1996, rebounded in early 1997 on the back of continuing positive macroeconomic news. Hungary remained the strongest regional market buoyed by improving domestic demand and an increase in demand from European Union and Central European countries; economic growth is expected to increase to 3% in 1997 and inflation to fall to 17%

MEDITERRANEAN EUROPE

Turkey's political crises continues with the military taking a more aggressive stance to ensure a secular government. As a result, the macroeconomic picture remains mixed, and we have reduced our holdings there (1.7% of total net assets). The Greek market rallied during the period, reacting to its significant underperformance over the previous two year which left the market cheap compared to its peers. Although the macroeconomic performance of Greece is improving, the high budget deficit remains a concern to investors.

EMERGING ASIA

Once again Asian markets experienced mixed performance over the last six months. The direction of interest rate changes, both domestically and in the U.S., had a major effect on investor sentiment. At the same time, slower than expected Asian export growth remained a negative factor, with the strength of the U.S. dollar continuing to be an issued for regional competitiveness. Over the period, the best market performances were seen in Taiwan and India, in contrast to poor returns from Thailand and Korea.

     In India, the government passed a budget which was well received by investors. The recent political problems caused by the Congress party's withdrawal of support for the government have now been resolved with the appointment of a new Prime Minister and the passing of the budget. Following good performance in the Philippines at the beginning of the period, we have reduced our weighting due to concerns about the health of the real estate market. Investor confidence failed to return to Thailand as fears of a currency devaluation and a crisis in the banking sector lowered sentiment further. The General Election saw the New Aspiration Party gain control, but they have had little success in bolstering the country's faltering economy.

     In Korea, the recovery in global demand for electronics proved positive. Exports, however, were impacted by the weakness of the Korean yen. Liquidity problems were eased somewhat by the expansion of the foreign ownership limit to 23%. We maintained a large weighting in Chinese stocks over the period. As interest rates are eased, economic activity in China is beginning to recover.

SEMIANNUAL REPORT


OUTLOOK
------------------------------------------------------------------------------

     The outlook for emerging markets globally remains good with strong economic growth expected in most regions of the world. While parts of Asia are suffering a cyclical downturn, we believe they will recover. By contrast, the two largest economies in the region, China and India are seeing an acceleration in growth. Elsewhere, Latin America continues to recover, Eastern Europe growth remains strong, and other European markets are benefiting from an improving interest rate environment.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,


/s/ Margo N. Alexander                   /s/ John Troiano

MARGO N. ALEXANDER                       JOHN TROIANO
President                                Portfolio Manager
Mitchell Hutchins Asset                  PaineWebber Emerging Markets
  Management Inc.                          Equity Fund












The views expressed in this report were those of the Fund's portfolio managers as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment executives as to their individual investment programs.

PAINEWEBBER EMERGING MARKETS EQUITY FUND
PERFORMANCE RESULTS--(unaudited)

                        NET ASSET VALUE                 TOTAL RETURN(1)
               -------------------------------- -----------------------------
                                                  12 MONTHS        6 MONTHS
                04/30/97   10/31/96   04/30/96  ENDED 04/30/97  ENDED 04/30/97
-------------- ---------- ---------- ---------- --------------  --------------
Class A Shares    $10.46     $9.46      $10.26        1.95%          10.57%
-------------- ---------- ---------- ---------- --------------  --------------
Class B Shares     10.27      9.32       10.14        1.28           10.19
-------------- ---------- ---------- ---------- --------------  --------------
Class C Shares     10.26      9.32       10.14        1.18           10.09
-------------- ---------- ---------- ---------- --------------  --------------

PERFORMANCE SUMMARY CLASS A SHARES

                     NET ASSET VALUE
                  --------------------
                                         CAPITAL GAINS                   TOTAL
PERIOD COVERED      BEGINNING   ENDING    DISTRIBUTED   DIVIDENDS PAID RETURN(1)
----------------- ----------- -------- --------------- -------------- ----------
01/19/94-12/31/94    $12.00     $10.49        --                --       (12.58)%
----------------- ----------- -------- --------------- -------------- ----------
1995                  10.49       9.26        --           $0.0517       (11.20)
----------------- ----------- -------- --------------- -------------- ----------
1996                   9.26       9.71        --                --         4.86
----------------- ----------- -------- --------------- -------------- ----------
01/01/97-04/30/97      9.71      10.46        --                --         7.72
----------------- ----------- -------- --------------- -------------- ----------
                                Total:  $0.0000            $0.0517
----------------- ----------- -------- --------------- -------------- ----------
                              CUMULATIVE TOTAL RETURN AS OF 04/30/97:    (12.32)%
----------------- ----------- -------- ------------------------------ ----------

PERFORMANCE SUMMARY CLASS B SHARES

                     NET ASSET VALUE
                  --------------------
                                         CAPITAL GAINS                   TOTAL
PERIOD COVERED      BEGINNING   ENDING    DISTRIBUTED   DIVIDENDS PAID RETURN(1)
----------------- ----------- -------- --------------- -------------- ---------
12/05/95-12/31/95     $9.13     $ 9.18        --                --        0.55%
----------------- ----------- -------- --------------- -------------- ---------
1996                   9.18       9.56        --                --        4.14
----------------- ----------- -------- --------------- -------------- ---------
01/01/97-04/30/97      9.56      10.27        --                --        7.43
----------------- ----------- -------- --------------- -------------- ---------
                                Total:  $0.0000             $0.0000
----------------- ----------- -------- --------------- -------------- ---------
                              CUMULATIVE TOTAL RETURN AS OF 04/30/97:    12.49%
----------------- ----------- -------- ------------------------------ ---------

PERFORMANCE SUMMARY CLASS C SHARES

                     NET ASSET VALUE
                  --------------------
                                         CAPITAL GAINS                   TOTAL
PERIOD COVERED      BEGINNING   ENDING    DISTRIBUTED   DIVIDENDS PAID RETURN(1)
----------------- ----------- -------- --------------- -------------- ----------
01/19/94-12/31/94    $12.00     $10.42        --                --       (13.17)%
----------------- ----------- -------- --------------- -------------- ----------
1995                  10.42       9.18        --           $0.0034       (11.87)
----------------- ----------- -------- --------------- -------------- ----------
1996                   9.18       9.55        --                --         4.03
----------------- ----------- -------- --------------- -------------- ----------
01/01/97-04/30/97      9.55      10.27        --                --         7.43
----------------- ----------- -------- --------------- -------------- ----------
                                Total:  $0.0000            $0.0034
----------------- ----------- -------- --------------- -------------- ----------
                              CUMULATIVE TOTAL RETURN AS OF 04/30/97:    (14.47)%
----------------- ----------- -------- ------------------------------ ----------

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of eligible investors including the INSIGHT Investment Advisory Program participants. For the six months ended April 30, 1997, and since inception, January 19, 1994 through April 30, 1997, Class Y shares have a total return of 10.73% and (11.58)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER EMERGING MARKETS EQUITY FUND
PERFORMANCE RESULTS--(unaudited)

AVERAGE ANNUAL TOTAL RETURN

                                % RETURN WITHOUT SALES     % RETURN AFTER DEDUCTING
                                        CHARGE               MAXIMUM SALES CHARGE
                             --------------------------- --------------------------
            CLASS                A*       B**     C***       A*       B**     C***
                             --------- ------- --------- --------- ------- --------
Twelve Months Ended 03/31/97     6.63%   5.88%     5.88%    (1.85)%  0.88%    4.88%
---------------------------- --------- ------- --------- --------- ------- --------
Commencement of Operations
  Through 03/31/97              (4.06)%  9.30%    (4.77)%   (5.44)%  6.35%   (4.77)%
---------------------------- --------- ------- --------- --------- ------- --------

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contigent deferred sales charge for Class B shares is 5.0% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of operations dates are January 19, 1994, December 5, 1995 and January 19, 1994 for Class A, Class B and Class C, respectively.

Note: The Fund offers Class Y shares to certain eligible investors including the INSIGHT Investment Advisory Program participants. For the twelve months ended March 31, 1997, and since inception, January 19, 1994 through March 31, 1997, Class Y shares have an average annual total return of 6.91% and (3.80)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER EMERGING MARKETS EQUITY FUND
PORTFOLIO OF INVESTMENTS
                                                    APRIL 30, 1997 (unaudited)

   NUMBER OF
    SHARES                                                 VALUE
-------------                                         -------------
COMMON STOCKS--76.31%
ARGENTINA--4.36%
BANKS--0.78%
       6,300  Banco de Galicia y Buenos Aires S.A. de
              C.V. ADR................................  $  153,267
      24,642  IRSA Inversiones y Representaciones
              S.A. Class B ...........................      86,749
                                                      -------------
                                                           240,016
                                                      -------------
DISTRIBUTORS--0.13%
      10,450  Siderar S.A.+...........................      40,968
                                                      -------------
DIVERSIFIED INDUSTRIALS--0.66%
      25,192  Perez Companc S.A. Class B..............     204,328
                                                      -------------
OIL & GAS--1.05%
      71,420  Astra Cia Argentina de Petroleo S.A.
              Class B ................................     123,569
       7,267  YPF Sociedad Anonima Series D ADR ......     200,751
                                                      -------------
                                                           324,320
                                                      -------------
REAL ESTATE--0.27%
       4,500  Cresud S.A. C.I.F.yA. ADR ..............      82,687
                                                      -------------
TELECOMMUNICATIONS--1.47%
      43,200  Telecom Argentina S.A...................     213,861
       7,300  Telefonica de Argentina S.A. Class B
              ADR.....................................     242,725
                                                      -------------
                                                           456,586
                                                      -------------
Total Argentina Common Stock .........................   1,348,905
                                                      -------------
BRAZIL--5.74%
MEDIA--0.24%
       3,950  Aracruz Celulose S.A. ADR...............      74,556
                                                      -------------
RETAIL--0.29%
       6,700  Makro Atacadista S.A. GDR*+.............      87,937
                                                      -------------
SERVICES--0.26%
       1,801  Companhia Energetica de Minas Gerais
              (CEMIG) ADR ............................      81,045
                                                      -------------
TELECOMMUNICATIONS--2.59%
   4,900,000  Telecomunicacoes Brasileiras S.A.
              (Telebras) .............................     527,551
BRAZIL--(CONTINUED)
       2,400  Telecomunicacoes Brasileiras S.A.
              (Telebras) ADR .........................  $  275,400
                                                      -------------
                                                           802,951
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--2.36%
   2,140,000  Companhia Paulista de Forca e Luz ......     332,057
     960,000  Light Servicos de Electricidade S.A. ...     398,985
                                                      -------------
                                                           731,042
                                                      -------------
Total Brazil Common Stock ............................   1,777,531
                                                      -------------
CHILE--3.62%
BANKS--0.40%
       3,700  Banco BHIF ADR .........................      74,000
       3,100  Banco Santander Chile Series A ADS  ....      49,600
                                                      -------------
                                                           123,600
                                                      -------------
BREWERY--0.27%
       3,700  Compania Cervecerias Unidas S.A. ADR ...      82,325
                                                      -------------
CHEMICALS--0.28%
       4,900  AFP Providia S.A. ADS...................      88,200
                                                      -------------
DIVERSIFIED INDUSTRIES--0.26%
       5,000  Maderas Y Sinteticos S.A. ADR...........      80,000
                                                      -------------
EXTRACTIVE INDUSTRIES--0.25%
       1,300  Sociedad Quimica Y Minera de Chile S.A.
              Series B ADR............................      77,025
                                                      -------------
FOOD STORES--0.36%
       4,600  Santa Isabel S.A. ADS...................     112,125
                                                      -------------
HOLDING & OTHER INVESTMENT COMPANIES--0.15%
      14,600  Five Arrows Chile Fund..................      47,012
                                                      -------------
PAPER & PACKAGING--0.31%
       4,100  Cristalerias de Chile S.A. ADR..........      95,325
                                                      -------------
TELECOMMUNICATIONS--0.28%
       2,725  Compania de Telecomunicaciones de Chile
              S.A. ADR................................      88,222
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--1.06%
       2,700  Chilectra S.A. ADR......................     167,400
       5,600  Chilgener S.A. ADR .....................     159,600
                                                      -------------
                                                           327,000
                                                      -------------
Total Chile Common Stock..............................   1,120,834

                                      7

PAINEWEBBER EMERGING MARKETS EQUITY FUND


   NUMBER OF
    SHARES                                                 VALUE
-------------                                         -------------
COMMON STOCKS--(continued)
CHINA--1.22%
TRANSPORTATION--0.77%
    438,000   Qingling Motors Company Class H.........  $  240,302
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--0.45%
      5,700   Huaneng Power International
              Incorporated ADR........................     138,225
                                                      -------------
Total China Common Stock..............................     378,527
                                                      -------------
COLOMBIA--0.50%
BANKS--0.42%
      7,200   Banco Industrial Colombiano ADS  .......     130,500
                                                      -------------
TIRE & RUBBER--0.08%
     32,000   Pisos Asfalto y Vinitos Colo (PAVCO) ...      25,575
                                                      -------------
Total Colombia Common Stock...........................     156,075
                                                      -------------
CROATIA--1.08%
HOUSEHOLD DURABLE GOODS--0.38%
      3,370   Zagrebacka Banka GDR....................     119,214
                                                      -------------
PHARMACEUTICALS--0.70%
     13,200   Pliva dd GDR............................     216,480
                                                      -------------
Total Croatia Common Stock............................     335,694
                                                      -------------
CZECH REPUBLIC--0.35%
TELECOMMUNICATIONS--0.35%
      1,010   SPT Telecom A.S.*.......................     106,735
                                                      -------------
EGYPT--0.71%
BANKS--0.71%
      9,700   Commercial International Bank GDR ......     218,250
                                                      -------------
GHANA--0.38%
METALS & MINING--0.38%
      9,900   Ashanti Goldfields Company Limited GDR       117,563
                                                      -------------
GREECE--1.09%
BANKS--0.08%
        340   Alpha Credit Bank ......................  $   24,156
                                                      -------------
BUILDING PRODUCTS--CEMENT--0.30%
      1,150   Titan Cement Company S.A. ..............      92,175
                                                      -------------
FOOD, BEVERAGES & TOBACCO--0.71%
      6,790   Hellenic Bottling Company S.A...........     220,533
                                                      -------------
Total Greece Common Stock.............................     336,864
                                                      -------------
HONG KONG--5.07%
CONGLOMERATE--0.72%
    238,016   Guangdong Investments Limited...........     222,761
                                                      -------------
FINANCIAL SERVICES--0.49%
    248,000   Min Xin Holdings........................     152,869
                                                      -------------
MISCELLANEOUS MANUFACTURING--0.76%
        200   KTP Holdings Limited*...................           9
     42,000   Shanghai Industrial Holdings Limited ...     236,390
                                                      -------------
                                                           236,399
                                                      -------------
RAILROAD TRANSPORTATION--0.65%
      8,400   Guangshen Railway Company Limited ADR* .     199,500
                                                      -------------
REAL ESTATE--1.92%
    500,000   China OverSeas Land & Investment .......     282,386
     42,328   Henderson China Holding Limited* .......      72,946
     84,000   New World Infrastructure
              Limited* (1)+ ..........................     237,475
                                                      -------------
                                                           592,807
                                                      -------------
TRANSPORTATION--0.07%
     38,000   GZI Transportation Ltd..................      22,810
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--0.46%
    276,000   Beijing Datang Power Generation
              Company Limited ........................     143,407
                                                      -------------
Total Hong Kong Common Stock .........................   1,570,553
                                                      -------------

                                       8

PAINEWEBBER EMERGING MARKETS EQUITY FUND

   NUMBER OF
    SHARES                                                 VALUE
-------------                                         -------------
COMMON STOCKS--(continued)
HUNGARY--1.84%
BUILDING MATERIALS/CONSTRUCTION--0.17%
      1,071   Pannonplast Muanya RT...................  $   53,381
                                                      -------------
CHEMICALS & ALLIED PRODUCTS--0.75%
      5,200   Borsodchem RT GDR ......................     188,500
      1,200   Borsodchem RT GDR+......................      43,500
                                                      -------------
                                                           232,000
                                                      -------------
PHARMACEUTICALS--0.92%
      3,800   Gedeon Richter RT GDR ..................     285,950
                                                      -------------
Total Hungary Common Stock............................     571,331
                                                      -------------
INDIA--4.92%
ENGINEERING--2.52%
      6,600   Larsen & Toubro Limited GDR+............      93,654
     10,100   Larsen & Toubro Limited GDS.............     143,319
     13,600   Steel Authority India GDR+..............     115,600
     18,580   Tata Engineering & Locomotive Company
              Limited GDR ............................     227,141
     16,392   Tata Engineering & Locomotive Company
              Limited GDR+............................     200,392
                                                      -------------
                                                           780,106
                                                      -------------
FINANCIAL--0.46%
     14,000   Industrial Credit & Investment India
              GDR*+...................................     141,750
                                                      -------------
HOLDING & OTHER INVESTMENT COMPANIES--0.52%
     40,000   India Fund (Class A)....................     162,074
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--1.42%
     10,700   BSES Limited GDR*+ .....................     251,450
      5,900   BSES Limited GDR* ......................     138,650
        150   Tata Electric Companies GDR.............      48,750
                                                      -------------
                                                           438,850
                                                      -------------
Total India Common Stock..............................   1,522,780
                                                      -------------
INDONESIA--4.37%
BANKS--0.83%
    355,910   P.T. Bank Internasional Indonesia ......  $  256,314
                                                      -------------
BUILDING MATERIALS--0.35%
    172,140   P.T. Mulia Industrindo..................     108,030
                                                      -------------
FOOD, BEVERAGES & TOBACCO--1.06%
     49,000   P.T. Gudang Garam.......................     205,679
     13,000   P.T. Hanjaya Mandala Sampoerna..........      52,294
     35,000   P.T. Indofoods Sukses Makmur ...........      72,377
                                                      -------------
                                                           330,350
                                                      -------------
MOTOR ENGINEERING--0.26%
     21,500   P.T. Astra International Inc............      78,745
                                                      -------------
TELECOMMUNICATIONS--1.33%
    284,000   Telekomunikasi Indonesia*...............     411,975
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--0.54%
     65,000   P. T. London Sumartra ..................     167,181
                                                      -------------
Total Indonesia Common Stock .........................   1,352,595
                                                      -------------
ISRAEL--2.21%
DIVERSIFIED INDUSTRIES--0.72%
      8,500   Tadiran Limited ADR.....................     222,062
                                                      -------------
PHARMACEUTICALS--0.54%
      3,300   Teva Pharmaceutical Industries Limited
              ADR.....................................     167,475
                                                      -------------
RETAIL--0.23%
     24,000   Super Sol Limited.......................      71,559
                                                      -------------
TELECOMMUNICATIONS--0.72%
     10,200   ECI Telecommunications Limited..........     223,125
                                                      -------------
Total Israel Common Stock...............................   684,221

                                      9

PAINEWEBBER EMERGING MARKETS EQUITY FUND

   NUMBER OF
    SHARES                                                 VALUE
-------------                                         -------------
COMMON STOCKS--(continued)
KOREA--5.18%
BANKS--0.72%
      1,520   Housing and Commercial Bank, Korea* ....  $   28,342
     13,770   Shinhan Bank............................     193,644
                                                      -------------
                                                           221,986
                                                      -------------
INSURANCE--0.38%
        340   Samsung Fire & Marine Insurance  .......     117,266
                                                      -------------
METALS & MINING--1.51%
     19,200   Pohang Iron & Steel Company Limited ADR      463,200
        193   Seah Steel Corporation..................       4,803
                                                      -------------
                                                           468,003
                                                      -------------
TELECOMMUNICATIONS--0.75%
        193   SK Telecom Company Limited..............     149,969
      8,652   SK Telecom Company Limited ADR..........      82,194
                                                      -------------
                                                           232,163
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--1.82%
     18,950   Korea Electric Power Corporation .......     565,101
                                                      -------------
Total Korea Common Stock..............................   1,604,519
                                                      -------------
MAURITIUS--0.95%
FOOD, BEVERAGES & TOBACCO--0.95%
      9,000   Vina Concha Y Toro S.A. ADR ............     293,625
                                                      -------------
MEXICO--9.99%
BANKS--0.33%
     48,000   Grupo Financiero Banamex................     102,808
                                                      -------------
BUILDING & CONSTRUCTION--1.07%
     65,000   Grupo Industrial Saltillo, S.A. de
              C.V.....................................     191,814
     41,000   Consorico Ara, S.A. de C.V. ............     139,307
                                                      -------------
                                                           331,121
                                                      -------------
BUILDING MATERIALS--0.90%
     85,200   Cemex S.A. de C.V. .....................     278,764
                                                      -------------
CONSTRUCTION--0.89%
     18,600   Empresas Ica Sociedad Controladora,
              S.A. de C.V. ADR (1) ...................     276,675
                                                      -------------
MEXICO--(CONTINUED)
DIVERSIFIED INDUSTRIALS--0.64%
     36,000   Alfa, S.A. de C.V. Series A (1).........  $  197,521
                                                      -------------
DIVERSIFIED INDUSTRIES--0.51%
     24,000   Desc--Sociedad de Fomento Industrial,
              S.A. de C.V. Series B*..................     157,050
                                                      -------------
ELECTRICAL APPLIANCES--0.41%
      8,000   Acer Computec Latino Americano, S.A. de
              C.V. ADR*+ .............................     126,800
                                                      -------------
FOOD, BEVERAGE & TOBACCO--1.29%
     73,000   Fomento Economico Mexicano, S.A. de
              C.V. Series B (1) ......................     344,492
     45,000   Sistema Argos, S.A. de C.V. Series B* ..      53,344
                                                      -------------
                                                           397,836
                                                      -------------
MEDIA--0.57%
     11,000   Grupo Televisa, S.A. de C.V.............     127,075
      2,200   Grupo Televisa, S.A. de C.V. GDS .......      50,875
                                                      -------------
                                                           177,950
                                                      -------------
METALS--0.66%
     12,500   Tubos De Acero de Mexico, S.A. de C.V.
              ADR.....................................     204,687
                                                      -------------
METALS & MINING--0.26%
     23,000   Grupo Mexico, S.A. de C.V. Series B* ...      80,174
                                                      -------------
PAPER & RELATED PRODUCTS--0.56%
     47,000   Kimberly Clark de Mexico S.A. de C.V. ..     174,479
                                                      -------------
RETAIL--1.25%
     12,353   Cifra, S.A. de C.V. ....................      18,654
    240,000   Cifra, S.A. de C.V. Series C*...........     368,464
                                                      -------------
                                                           387,118
                                                      -------------
TELECOMMUNICATIONS--0.65%
      4,900   Telefonos de Mexico, S.A. de C.V. ADR  .     202,125
                                                      -------------
Total Mexico Common Stock.............................   3,095,108

                                      10

PAINEWEBBER EMERGING MARKETS EQUITY FUND

   NUMBER OF
    SHARES                                                 VALUE
-------------                                         -------------
COMMON STOCKS--(continued)
PAKISTAN--0.10%
CHEMICALS--0.05%
      3,608   Engro Chemicals.........................  $   13,552
                                                      -------------
OIL & GAS--0.05%
      2,127   Pakistan State Oil Company Limited .....      16,032
                                                      -------------
Total Pakistan Common Stock...........................      29,584
                                                      -------------
PERU--1.34%
BANKS--0.32%
      4,798   Credicorp Limited ADR...................     100,750
                                                      -------------
BUILDING & CONSTRUCTION--0.09%
     17,889   Cementos Norte Pacasmayo S.A.*..........      27,387
                                                      -------------
METALS & MINING--0.48%
     15,947   Compania de Minas Buenaventura S.A.  ...     149,896
                                                      -------------
TELECOMMUNICATIONS--0.45%
     27,503   Telefonica Del Peru Class B.............      66,255
      3,000   Telefonica Del Peru Class B ADS.........      72,000
                                                      -------------
                                                           138,255
                                                      -------------
Total Peru Common Stock...............................     416,288
                                                      -------------
PHILIPPINES--2.99%
BANKS--0.71%
     10,819   Metropolitan Bank & Trust Company ......     221,550
                                                      -------------
FINANCE--0.15%
      6,800   Benpres Holdings Corporation GDR* ......      46,580
                                                      -------------
HOLDING & OTHER INVESTMENT COMPANIES--0.04%
      6,576   First Philippine Holdings Corporation
              Class B.................................      11,471
                                                      -------------
OIL & GAS--0.10%
     82,000   Petron Corporation......................      30,163
                                                      -------------
REAL ESTATE--0.49%
    210,287   Ayala Land Incorporated Class B.........     151,515
                                                      -------------
PHILIPPINES--(CONTINUED)
TELECOMMUNICATIONS--0.99%
      2,600   Philippine Long Distance Telephone
              Company.................................  $  148,388
      1,400   Philippine Long Distance Telephone
              Company ADR.............................      78,050
      2,500   Philippine Long Distance Telephone
              Company GDS.............................      80,000
                                                      -------------
                                                           306,438
                                                      -------------
UTILITY--ELECTRIC--0.51%
     25,470   Manila Electric Company Class B.........     158,403
                                                      -------------
Total Philippines Common Stock .......................     926,120
                                                      -------------
POLAND--0.02%
BUILDING MATERIALS--0.02%
        428   Krosno S.A..............................       6,630
                                                      -------------
PORTUGAL--3.33%
BANKS--0.40%
      6,290   Banco Espirito Santo e Comercial de
              Lisboa..................................     123,919
                                                      -------------
CONSTRUCTION--0.68%
     18,672   Engil Sociedad de Constrcao Civil S.A.       209,973
                                                      -------------
RETAIL--1.05%
      5,449   Estabelecimentos Jeronimo Martins &
              Filho, SGPS, S.A........................     325,968
                                                      -------------
TELECOMMUNICATIONS--1.20%
      5,730   Portugal Telecom S.A. ..................     211,105
      1,870   Telecel Comunicacaoes Pessoais S.A. ....     161,023
                                                      -------------
                                                           372,128
                                                      -------------
Total Portugal Common Stock...........................   1,031,988
                                                      -------------
RUSSIA--2.90%
TELECOMMUNICATIONS--2.90%
     50,000   Global Telesystems ADR .................     900,000
                                                      -------------

                                      11

PAINEWEBBER EMERGING MARKETS EQUITY FUND

   NUMBER OF
    SHARES                                                 VALUE
-------------                                         -------------
COMMON STOCKS--(concluded)
SLOVAKIA--0.67%
BANKS--0.07%
         600  SKB Banka GDR+..........................  $    21,150
                                                      -------------
BUILDING MATERIALS--0.04%
         419  Plastika Nitra*.........................       10,725
                                                      -------------
METALS & MINING--0.44%
       6,221  VSZ A.S. ...............................      137,171
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--0.12%
         861  Nafta...................................       37,841
                                                      -------------
Total Slovakia Common Stock...........................      206,887
                                                      -------------
SOUTH AFRICA--2.36%
BREWERY--0.37%
       3,900  South African Brewery Limited...........      114,900
                                                      -------------
INDUSTRIAL MACHINERY & EQUIPMENT--0.43%
      12,200  Barlow Limited .........................      134,443
                                                      -------------
METALS & MINING--1.02%
       2,200  Anglo American Corporation of South
              Africa Limited .........................      140,515
      24,800  Gencor Limited..........................      104,298
      17,300  Gencor Limited ADR .....................       72,227
                                                      -------------
                                                            317,040
                                                      -------------
OIL EXPLORATION & PRODUCTION--0.54%
      12,915  Sasol...................................      165,558
                                                      -------------
Total South Africa Common Stock ......................      731,941
                                                      -------------
TAIWAN--5.65%
ELECTRONICS--1.60%
      26,600  Siliconware Precision Industries
              Company GDR*+...........................      495,425
                                                      -------------
HOLDING & OTHER INVESTMENT COMPANIES--1.76%
      42,400  R.O.C. Taiwan Fund......................      545,900
                                                      -------------
METALS & MINING--1.05%
      14,452  China Steel Corporation GDS*............      324,809
                                                      -------------
TAIWAN--(CONTINUED)
MISCELLANEOUS MANUFACTURING--0.47%
       7,000  Teco Electric & Machinery Limited GDR ..  $   146,125
                                                      -------------
TRANSPORTATION--0.77%
      13,000  Evergreen Marine Corporation GDR*+ .....      236,925
                                                      -------------
Total Taiwan Common Stock.............................    1,749,184
                                                      -------------
THAILAND--0.22%
TELECOMMUNICATIONS--0.22%
      44,600  TelecomAsia Corporation plc*............       67,440
                                                      -------------
TURKEY--1.65%
BANKS--0.28%
   1,344,296  Akbank, T.A.S. .........................       86,262
                                                      -------------
HOUSEHOLD DURABLES--0.44%
   3,300,000  Trakya Cam Sanayii A.S..................      136,303
                                                      -------------
RETAIL--0.93%
     285,000  Migros Turk T.A.S. .....................      289,036
                                                      -------------
Total Turkey Common Stock ............................      511,601
                                                      -------------
VENEZUELA--1.50%
ENGINEERING--0.08%
       4,200  Venezolana de Prer GDS..................       17,010
       1,872  Venprecar GDS*..........................        7,582
                                                      -------------
                                                             24,592
                                                      -------------
TELECOMMUNICATIONS--0.53%
       5,600  Compania Anonima Nacional Telecom de
              Venezuela (CANTV) ADR...................      164,150
                                                      -------------
UTILITY--ELECTRIC, GAS & WATER--0.89%
     254,790  Electricidad de Caracas.................      276,565
                                                      -------------
Total Venezuela Common Stock  ........................      465,307
                                                      -------------
Total Common Stock (cost--$21,707,350) ................  23,634,680

                                      12

PAINEWEBBER EMERGING MARKETS EQUITY FUND

   NUMBER OF
    SHARES                                                 VALUE
-------------                                         -------------
PREFERRED STOCKS--10.42%
BRAZIL--10.42%
BANKS--1.76%
  28,000,000  Banco Bradesco S.A......................  $  231,688
     425,000  Banco Itau S.A. ........................     229,783
   2,290,000  Uniao de Bancos Brasileiros S.A.
              (Unibanco) .............................      84,602
                                                      -------------
                                                           546,073
                                                      -------------
BUILDING PRODUCTS--CEMENT--0.59%
     520,000  Companhia Cimento Portland Itau (CIA)* .     183,357
                                                      -------------
FINANCE--DIVERSIFIED--0.53%
 137,000,000  Usinas Siderurgicas de Minas Gerais
              S.A. (Usiminas) ........................     162,313
                                                      -------------
FOOD, BEVERAGE & TOBACCO--0.60%
     275,000  Companhia Cervejaria Brahma ............     187,083
                                                      -------------
METALS & MINING--0.75%
       9,100  Companhia Vale do Rio Doce .............     231,885
                                                      -------------
OIL & GAS--1.73%
   2,547,000  Petroleo Brasileiro S.A. (Petrobras)  ..     535,265
                                                      -------------
TELECOMMUNICATIONS--2.50%
     461,000  Telecomunicacoes do Parana S.A.
              (Telepar)...............................     316,436
   1,610,000  Telecomunicacoes de San Paulo S.A.
              (Telesp)................................     457,189
                                                      -------------
                                                           773,625
                                                      -------------
TEXTILE MILL PRODUCTS--0.38%
     280,000  Coteminas...............................     117,424
                                                      -------------
BRAZIL--(CONCLUDED)
UTILITY--ELECTRIC, GAS & WATER--1.58%
   3,448,000  Companhia Energetica de Minas Gerais
              (CEMIG) ................................  $  157,211
     710,000  Centrais Eletricas Brasileiras S.A.
              (Eletrobas) ............................     331,133
                                                      -------------
                                                           488,344
                                                      -------------
Total Preferred Stocks (cost--$2,860,744)  ..........    3,225,369
                                                      -------------
RIGHTS--0.03%
   NUMBER OF
    RIGHTS
-------------
GREECE--0.03%
BANKING--0.03%
       1,360  Alpha Credit Bank, rights expiring
              05/09/97* (cost $0).....................      10,011
                                                      -------------
WARRANTS--0.04%
   NUMBER OF
   WARRANTS
-------------
HONG KONG--0.01%
       7,600  GZI Transportation Ltd., warrants
              expiring 01/29/99* .....................       1,217
                                                      -------------
INDONESIA--0.03%
      25,372  P.T. Bank Internasional, warrants
              expiring 01/17/00*......................       8,092
                                                      -------------
Total Warrants (cost--$5,127).........................       9,309
                                                      -------------

PAINEWEBBER EMERGING MARKETS EQUITY FUND


 PRINCIPLE
  AMOUNT                                                                   MATURITY   INTEREST
  (000)                                                                     DATES      RATES        VALUE
------------------------------------------------------------------------ ---------- ---------- -------------
CONVERTIBLE BONDS--0.84%
CHINA--0.08%
TRANSPORTATION--0.08%
$ 24  Qingling Motors Limited+ ..........................................  01/22/02    3.500%    $    24,480
                                                                                               -------------
PHILIPPINES--0.09%
BANKS--0.09%
25 Metropolitan Bank & Trust Company ....................................  09/10/00    2.750          29,000
                                                                                               -------------
TAIWAN--0.67%
ELECTRONICS--0.67%
141  Compal Electronics Incorporated+ ...................................  11/21/03    1.000         206,565
                                                                                               -------------
Total Convertible Bonds (cost--$193,903) ................................                            260,045
                                                                                               -------------
REPURCHASE AGREEMENT--16.17%
5,009 Repurchase Agreement dated 04/30/97 with State Street Bank & Trust
       Company, collateralized by $5,114,173 U.S. Treasury Notes, 6.250%
       due 03/31/99; proceeds: $5,009,696 (cost--$5,009,000)  ...........  05/01/97    5.000       5,009,000
                                                                                               -------------
NUMBER OF
SHARES
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--4.65%
1,093,522 Liquid Assets Portfolio .............................................................    1,093,552
279,653 TempCash Portfolio.....................................................................      279,653
66,895 TempFund Portfolio .....................................................................       66,895
                                                                                               -------------
Total Investments of Cash Collateral for Securities Loaned (cost--$1,440,100)  ................    1,440,100
                                                                                               -------------
Total Investments (cost--$31,216,224)--108.46% ................................................   33,588,514
Liabilities in excess of other assets--(8.46)% ................................................   (2,620,024)
                                                                                               -------------
Net Assets--100.00% ...........................................................................  $30,968,490
                                                                                               =============

------------
Note: The Portfolio of Investments is listed by the security issuer's country of origin.

*      Non-income producing security

(1)    Security, or portion thereof, was on loan at April 30, 1997.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR    American Depositary Receipts

ADS    American Depositary Shares

GDR    Global Depositary Receipts

GDS    Global Depositary Shares

                See accompanying notes to financial statements

PAINEWEBBER EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES                 APRIL 30, 1997 (unaudited)

 ASSETS
Investments, at value (cost -$26,207,224)....................................................................   $ 28,579,514
Repurchase agreement, at value (cost -$5,009,000)............................................................      5,009,000
Cash denominated in foreign currencies, at value (cost -$378,637)............................................        378,409
Receivable for investments sold..............................................................................        617,674
Receivable for shares of beneficial interest sold ...........................................................          4,163
Dividends and interest receivable............................................................................        145,637
Deferred organizational expenses.............................................................................         94,561
Other assets.................................................................................................         32,743
                                                                                                              -------------
Total assets.................................................................................................     34,861,701
                                                                                                              -------------
LIABILITIES
Payable for shares of beneficial interest repurchased........................................................         53,876
Payable for investments purchased............................................................................      2,187,297
Collateral for securities loaned.............................................................................      1,440,100
Payable to affiliate.........................................................................................         23,906
Accrued expenses and other liabilities.......................................................................        188,032
                                                                                                              -------------
Total liabilities............................................................................................      3,893,211
                                                                                                              -------------
NET ASSETS
Beneficial interest -$0.001 par value outstanding (unlimited amount authorized)..............................     44,737,436
Accumulated net investment loss..............................................................................        (94,566)
Accumulated net realized losses from investments.............................................................    (16,032,467)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign
 currencies..................................................................................................      2,358,087
                                                                                                              -------------
Net assets...................................................................................................   $ 30,968,490
                                                                                                              =============
CLASS A:
Net assets...................................................................................................   $ 12,596,523
                                                                                                              -------------
Shares outstanding...........................................................................................      1,203,963
                                                                                                              -------------
Net asset and redemption value per share.....................................................................   $      10.46
                                                                                                              =============
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price) .............   $      10.95
                                                                                                              =============
CLASS B:
Net assets...................................................................................................   $  1,223,075
                                                                                                              -------------
Shares outstanding...........................................................................................        119,054
                                                                                                             --------------
Net asset value and offering price per share.................................................................   $      10.27
                                                                                                              =============
CLASS C:
Net assets...................................................................................................   $  5,818,458
                                                                                                              -------------
Shares outstanding...........................................................................................        566,822
                                                                                                              -------------
Net asset value and offering price per share.................................................................   $      10.26
                                                                                                              =============
CLASS Y:
Net assets...................................................................................................   $ 11,330,434
                                                                                                              -------------
Shares outstanding...........................................................................................      1,075,676
                                                                                                              -------------
Net asset value, offering price and redemption value per share...............................................   $      10.53
                                                                                                              =============

See accompanying notes to financial statements

PAINEWEBBER EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS

                                                                         FOR THE
                                                                     SIX MONTHS ENDED
                                                                      APRIL 30, 1997
                                                                       (UNAUDITED)
                                                                    ----------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $26,566)  ...........    $  324,754
Interest............................................................        35,047
                                                                    ----------------
                                                                           359,801
                                                                    ----------------
EXPENSES:
Investment advisory and administration fees.........................       240,049
Service fees--Class A ..............................................        16,811
Service and distribution fees--Class B..............................         5,298
Service and distribution fees--Class C..............................        32,896
Custody and accounting..............................................        58,289
Reports and notices to shareholders ................................        45,632
Legal and audit.....................................................        35,838
State registration fees ............................................        28,951
Amortization of organizational expenses ............................        27,954
Transfer agency fees and expenses...................................        26,895
Trustees' fees and expenses ........................................         6,750
Other expenses......................................................        14,305
                                                                    ----------------
                                                                           539,668
Less: Fee waivers ..................................................      (126,903)
                                                                    ----------------
Net expenses........................................................       412,765
                                                                    ----------------
Net investment loss.................................................       (52,964)
                                                                    ----------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
 TRANSACTIONS:
Net realized gains (losses) from:
 Investment transactions............................................        82,056
 Foreign currency transactions......................................       (39,774)
Net change in unrealized appreciation/depreciation of:
 Investments .......................................................     3,300,918
 Other assets and liabilities denominated in foreign currencies ....          (717)
                                                                    ----------------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS  ....     3,342,483
                                                                    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............    $3,289,519
                                                                    ================

See accompanying notes to financial statements

PAINEWEBBER EMERGING MARKETS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE SIX
                                                                  MONTHS ENDED    FOR THE FOUR       FOR THE
                                                                 APRIL 30, 1997   MONTHS ENDED     YEAR ENDED
                                                                  (UNAUDITED)   OCTOBER 31, 1996  JUNE 30, 1996
                                                                -------------- ---------------- ---------------
FROM OPERATIONS:
Net investment loss.............................................  $    (52,964)   $   (207,229)   $   (342,237)
Net realized gains (losses) from investment transactions .......        82,056        (745,976)     (6,654,434)
Net realized losses from foreign currency transactions .........       (39,774)        (37,271)       (191,127)
Net change in unrealized appreciation/depreciation of:
 Investments....................................................     3,300,918      (1,584,591)      8,571,981
 Other assets and liabilities denominated in foreign
 currencies.....................................................          (717)         29,067         (50,722)
                                                                -------------- ---------------- ---------------
Net increase (decrease) in net assets resulting from
 operations.....................................................     3,289,519      (2,546,000)      1,333,461
                                                                -------------- ---------------- ---------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...........................     7,429,531       1,986,965      13,661,073
Cost of shares repurchased......................................   (14,877,813)    (10,470,673)    (32,764,223)
                                                                -------------- ---------------- ---------------
Net decrease in net assets from beneficial interest
 transactions...................................................    (7,448,282)     (8,483,708)    (19,103,150)
                                                                -------------- ---------------- ---------------
Net decrease in net assets .....................................    (4,158,763)    (11,029,708)    (17,769,689)
NET ASSETS:
Beginning of period.............................................    35,127,253      46,156,961      63,926,650
                                                                -------------- ---------------- ---------------
End of period...................................................  $ 30,968,490    $ 35,127,253    $ 46,156,961
                                                                ============== ================ ===============

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS -- (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Emerging Markets Equity Fund (the "Fund") is a diversified series of PaineWebber Investment Trust II (the "Trust"), which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. Organizational costs have been deferred and are being amortized using the straight-line method over a period of benefit not to exceed 60 months from the date the Fund commenced operations.

   The Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service, distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that Class A, Class B and Class C shares have exclusive voting rights with respect to their service and/or distribution plan.

   At a meeting held on December 13, 1995, the Trust's board of trustees elected to change the Trust's fiscal year end from June 30th to October 31st, effective October 31, 1996.

   The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Fund, or Schroder Capital Management International Inc. ("Schroder"), the sub-adviser to the Fund, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to the time of valuation (other than certain short term debt instruments). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees.

   All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

NOTES TO FINANCIAL STATEMENTS -- (unaudited)

Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of regular trading on the NYSE, which will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments are valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (except in the case of certain foreign dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period, (2) purchases and sales of investment securities, income and expenses--at the exchange rates prevailing on the respective dates of such transactions.

   Although the net asset value per share and market values of the Fund's securities are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the unrealized changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when

NOTES TO FINANCIAL STATEMENTS -- (unaudited)

determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purpose.

   Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Trust's board of trustees has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with a superceded Advisory Contract, Mitchell Hutchins was entitled to receive compensation from the Fund, computed daily and paid monthly, at an annual rate of 1.62% of the Fund's average daily net assets up to $100 million and 1.50% above $100 million from November 1, 1996 through February 24, 1997. Effective February 25, 1997, under a new advisory contract, the annual percentage rate at which the investment advisory and administrative fee is payable to Mitchell Hutchins was reduced to a rate of 1.20%. At April 30, 1997 the Fund owed Mitchell Hutchins $15,477 in investment advisory and administration fees. Mitchell Hutchins is voluntarily waiving part of its management fee and has waived $126,903 for the six months ended April 30, 1997. Mitchell Hutchins may discontinue these voluntary waivers at any time.

NOTES TO FINANCIAL STATEMENTS -- (unaudited)

   Effective February 25, 1997 under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Schroder serves as the Fund's sub-adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the
Fund) pays Schroder a fee, computed daily and paid monthly, at the annual rate of 0.70% of the Fund's average daily net assets.

   Prior to February 25, 1997, Emerging Markets Management (EMM) served as the Fund's sub-adviser pursuant to a sub-advisory contract with Mitchell Hutchins. Mitchell Hutchins (not the Fund) paid EMM a fee, computed daily and paid monthly, at an annual rate of 1.12% of the Fund's average daily net assets up to $100 million and 0.90% of the Fund's average daily net assets equal to or in excess of $100 million.

DISTRIBUTION PLAN

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the six months ended April 30, 1997, for the four months ended October 31, 1996, and for the year ended June 30, 1996 it had earned approximately $6,000, $4,000, and $27,000 in sales charges, respectively.

SECURITY LENDING

   The Fund may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $673 as compensation from the Fund for the six months ended April 30, 1997.

   As of April 30, 1997, the Fund's custodian held cash and cash equivalents having an aggregate value of $1,440,100 as collateral for portfolio securities loaned having a market value of $1,329,235.

NOTES TO FINANCIAL STATEMENTS -- (unaudited)

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at April 30, 1997 was substantially the same as the cost of securities for financial statement purposes.

   At April 30, 1997, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost).....  $ 3,960,955
Gross depreciation (investments having an excess of cost over value).....   (1,588,665)
                                                                          -------------
Net unrealized appreciation of investments...............................  $ 2,372,290
                                                                          =============

   For the six months ended April 30, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $14,305,363 and $25,712,442, respectively.

FEDERAL INCOME TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At October 31, 1996, the Fund had a net capital loss carryforward of $15,753,361. This carryforward loss is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire between October 31, 2002 and October 31, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

NOTES TO FINANCIAL STATEMENTS--(unaudited)

SHARES OF BENEFICIAL INTEREST

   At April 30, 1997, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                  CLASS A                   CLASS B                   CLASS C                   CLASS Y
                        --------------------------- ---------------------- ---------------------------- -------------------------
                          SHARES         AMOUNT        SHARES     AMOUNT       SHARES         AMOUNT       SHARES       AMOUNT
                        ----------- --------------- ---------- ----------- ------------- -------------- ----------- -------------
Six months ended
 April 30, 1997:
Shares sold ............    75,964    $    783,828     27,287    $ 272,502      606,455    $  6,074,615     28,852   $   298,586
Shares repurchased......  (456,815)     (4,550,642)    (2,518)     (24,796)    (885,695)     (8,785,028)  (149,040)   (1,517,347)
                        ----------- --------------- ---------- ----------- ------------- -------------- ----------- -------------
Net increase
 (decrease).............  (380,851)   $ (3,766,814)    24,769    $ 247,706     (279,240)   $ (2,710,413)  (120,188)  $(1,218,761)
                        =========== =============== ========== =========== ============= ============== =========== =============
Four months ended
 October 31, 1996:
Shares sold.............    15,395    $    148,762     16,082    $ 153,631      164,114    $  1,567,621     11,872   $   116,951
Shares repurchased......  (485,631)     (4,703,565)   (15,952)    (151,768)    (481,729)     (4,627,446)   (99,846)     (987,894)
                        ----------- --------------- ---------- ----------- ------------- -------------- ----------- -------------
Net increase
 (decrease).............  (470,236)   $ (4,554,803)       130    $   1,863     (317,615)   $ (3,059,825)   (87,974)  $  (870,943)
                        =========== =============== ========== =========== ============= ============== =========== =============
Year ended
 June 30, 1996:
Shares sold ............   310,914    $  3,098,378    100,302    $ 985,160      631,864    $  6,160,591    349,064   $ 3,416,944
Shares repurchased......(1,653,023)    (15,971,690)    (6,147)     (60,876)  (1,385,687)    (13,506,039)  (330,645)   (3,225,618)
                        ----------- --------------- ---------- ----------- ------------- -------------- ----------- -------------
Net increase
 (decrease).............(1,342,109)   $(12,873,312)    94,155    $ 924,284     (753,823)   $ (7,345,448)    18,419   $   191,326
                        =========== =============== ========== =========== ============= ============== =========== =============

PAINEWEBBER EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                              CLASS A
                                   -------------------------------------------------------------
                                                   FOR THE
                                       FOR THE      FOUR
                                     SIX MONTHS    MONTHS
                                        ENDED       ENDED     FOR THE YEARS ENDED    FOR THE
                                      APRIL 30,    OCTOBER          JUNE 30,       PERIOD ENDED
                                        1997         31,      -------------------    JUNE 30,
                                     (UNAUDITED)    1996        1996      1995**       1994+
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................   $  9.46       $ 10.06     $  9.73   $ 10.79        $12.00
                                  ------------ ------------- --------- ---------   --------------
NET INVESTMENT INCOME (LOSS) .....     (0.02)        (0.13)      (0.14)    (0.04)         0.04
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS ...      1.02         (0.47)       0.47     (0.97)        (1.25)
                                  ------------ ------------- --------- ---------   --------------
NET INCREASE (DECREASE) FROM
 INVESTMENT OPERATIONS............      1.00         (0.60)       0.33     (1.01)        (1.21)
                                  ------------ ------------- --------- ---------   --------------
DIVIDENDS FROM NET INVESTMENT
 INCOME...........................        --            --          --     (0.05)           --
                                  ------------ ------------- --------- ---------   --------------
NET ASSET VALUE, END OF PERIOD ...   $ 10.46       $  9.46     $ 10.06   $  9.73       $ 10.79
                                  ============ ============= ========= =========   ==============
TOTAL INVESTMENT RETURN (1) ......     10.57%        (5.96)%      3.39%    (9.29)%      (10.08)%
                                  ============ ============= ========= =========   ==============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD
 (000'S)..........................   $12,597       $14,992     $20,680   $33,043       $46,758
EXPENSES, NET OF FEE WAIVERS, TO
 AVERAGE NET ASSETS...............      2.44%*        2.44%*      2.44%     2.44%         2.47%*
EXPENSES, BEFORE FEE WAIVERS, TO
 AVERAGE NET ASSETS...............      3.37%*        3.48%*      3.42%     2.54%         2.47%*
NET INVESTMENT INCOME (LOSS),
 NET OF FEE WAIVERS, TO AVERAGE
 NET ASSETS.......................     (0.25)%*      (1.42)%*    (0.52)%   (0.76)%        0.72%*
NET INVESTMENT INCOME (LOSS),
 BEFORE FEE WAIVERS, TO AVERAGE
 NET ASSETS.......................     (1.18)%*      (2.46)%*    (1.50)%   (0.86)%        0.72%*
PORTFOLIO TURNOVER................        45%           22%         69%       76%            8%
AVERAGE COMMISSION RATE PAID (2) .   $0.0006       $0.0024          --        --            --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                    CLASS B
                                   -----------------------------------------
                                       FOR THE
                                      SIX MONTHS   FOR THE
                                        ENDED    FOUR MONTHS     FOR THE
                                      APRIL 30,     ENDED      PERIOD ENDED
                                         1997    OCTOBER 31,     JUNE 30,
                                     (UNAUDITED)    1996         1996++
                                   ------------ ------------- --------------
NET ASSET VALUE, BEGINNING
 OF PERIOD .......................      $9.32         $9.94        $ 9.13
NET INVESTMENT INCOME (LOSS) .....      (0.03)        (0.07)        (0.01)
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS ...       0.98         (0.55)         0.82
                                   ------------ ------------- --------------
NET INCREASE (DECREASE) FROM
 INVESTMENT OPERATIONS............       0.95         (0.62)         0.81
                                   ------------ ------------- --------------
DIVIDENDS FROM NET INVESTMENT
 INCOME...........................         --            --            --
                                   ------------ ------------- --------------
NET ASSET VALUE, END OF PERIOD ...    $ 10.27       $  9.32        $ 9.94
                                   ============ ============= ==============
TOTAL INVESTMENT RETURN (1) ......      10.19%        (6.24)%        8.87%
                                   ============ ============= ==============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD
 (000'S)..........................    $ 1,223       $   879        $  936
EXPENSES, NET OF FEE WAIVERS, TO
 AVERAGE NET ASSETS...............       3.19%*        3.19%*        3.19%*
EXPENSES, BEFORE FEE WAIVERS, TO
 AVERAGE NET ASSETS...............       4.19%*        4.23%*        4.97%*
NET INVESTMENT INCOME (LOSS),
 NET OF FEE WAIVERS, TO AVERAGE
 NET ASSETS.......................      (0.81)%*      (2.12)%*      (0.21)%*
NET INVESTMENT INCOME (LOSS),
 BEFORE FEE WAIVERS, TO AVERAGE
 NET ASSETS.......................      (1.81)%*      (3.16)%*      (1.99)%*
PORTFOLIO TURNOVER................         45%           22%           69%
AVERAGE COMMISSION RATE PAID (2) .    $0.0006       $0.0024            --

------------
+     FOR THE PERIOD JANUARY 19, 1994 (COMMENCEMENT OF OPERATIONS) TO JUNE 30,
      1994.

++ FOR THE PERIOD DECEMBER 5, 1995 (COMMENCEMENT OF OFFERING OF SHARES) TO JUNE 30, 1996.

*     ANNUALIZED

** INVESTMENT ADVISORY FUNCTIONS FOR THE FUND WERE TRANSFERRED FROM KIDDER PEABODY ASSET MANAGEMENT INC. TO MITCHELL HUTCHINS ON FEBRUARY 13, 1995.

(1) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING A $1,000 INVESTMENT ON THE FIRST DAY OF EACH PERIOD REPORTED, REINVESTMENT OF ALL DIVIDENDS AT NET ASSET VALUE ON THE PAYABLE DATES AND A SALE AT NET ASSET VALUE ON THE LAST DAY OF EACH PERIOD REPORTED. THE FIGURES DO NOT INCLUDE SALES CHARGES; RESULTS FOR EACH CLASS (EXCEPT CLASS Y) WOULD BE LOWER IF SALES CHARGES WERE INCLUDED. TOTAL INVESTMENT RETURN FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED.

(2) EFFECTIVE FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, THE FUND IS REQUIRED TO DISCLOSE THE AVERAGE COMMISSION RATE PAID PER SHARE OF COMMON STOCK INVESTMENTS PURCHASED OR SOLD.

                               24

                          CLASS C
-------------------------------------------------------------
   FOR THE
 SIX MONTHS      FOR THE
    ENDED      FOUR MONTHS FOR THE YEARS ENDED      FOR THE
  APRIL 30,       ENDED          JUNE 30,         PERIOD ENDED
     1997      OCTOBER 31, --------------------     JUNE 30,
 (UNAUDITED)      1996        1996      1995**       1994+
------------ ------------- --------- ----------  ------------
     $9.32       $  9.94     $  9.67   $ 10.75       $12.00
------------ ------------- --------- ----------  ------------
     (0.07)        (0.22)      (0.24)    (0.17)          --
      1.01         (0.40)       0.51     (0.90)       (1.25)
------------ ------------- --------- ----------  ------------
      0.94         (0.62)       0.27     (1.07)       (1.25)
------------ ------------- --------- ----------  ------------
        --            --          --     (0.01)          --
------------ ------------- --------- ----------  ------------
    $10.26       $  9.32     $  9.94   $  9.67       $10.75
============ ============= ========= ==========  ============
     10.09%        (6.24)%      2.79%   (10.01)%      10.42%
============ ============= ========= ==========  ============
    $5,819       $ 7,882     $11,561   $18,551      $26,721
      3.19%*        3.19%*      3.19%     3.19%        3.22%*
      4.13%*        4.23%*      4.17%     3.29%        3.22%*
     (1.03)%*      (2.16)%*    (1.28)%   (1.50)%      (0.03)%*
     (1.97)%*      (3.20)%*    (2.26)%   (1.60)%      (0.03)%*
        45%           22%         69%       76%           8%
   $0.0006       $0.0024          --        --           --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                         CLASS Y
--------------------------------------------------------------
  FOR THE
 SIX MONTHS     FOR THE
   ENDED      FOUR MONTHS  FOR THE YEARS ENDED     FOR THE
  APRIL 30,       ENDED         JUNE 30,         PERIOD ENDED
    1997      OCTOBER 31,  -------------------     JUNE 30,
(UNAUDITED)      1996        1996     1995**       1994+
------------ ------------- --------- --------- --------------
   $  9.51       $ 10.11     $  9.75   $ 10.80     $ 12.00
------------ ------------- --------- --------- --------------
      0.01         (0.05)      (0.01)     0.01        0.05
      1.01         (0.55)       0.37     (0.99)      (1.25)
------------ ------------- --------- --------- --------------
      1.02         (0.60)       0.36     (0.98)      (1.20)
------------ ------------- --------- --------- --------------
        --            --          --     (0.07)         --
------------ ------------- --------- --------- --------------
   $ 10.53       $  9.51     $ 10.11   $  9.75     $ 10.80
============ ============= ========= ========= ==============
     10.73%        (5.93)%      3.69%    (9.03)%    (10.00)%
============ ============= ========= ========= ==============
   $11,330       $11,375     $12,979   $12,332     $15,435
       2.19%*        2.19%*      2.19%     2.19%       2.22%*
       3.12%*        3.23%*      3.29%     2.29%       2.22%*
       0.06%*       (1.13)%*    (0.15)%   (0.51)%      0.97%*
      (0.87)%*      (2.17)%*    (1.25)%   (0.61)%      0.97%*
         45%           22%         69%       76%          8%
    $0.0006       $0.0024          --        --          --

                     This Page Intentionally Left Blank.

TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


INVESTMENT SUB-ADVISER

Schroder Capital Management International Inc.
787 Seventh Avenue
New York, NY 10019


This report is not be used in connection with the offering of share of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

PaineWebber offers a family of 22 funds which encompass a diversified range of investment goals.

BOND FUNDS
o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

TAX-FREE BOND FUNDS
o  California Tax-Free Income Fund
o  Municipal High Income Fund
o  National Tax-Free Income Fund
o  New York Tax-Free Income Fund

STOCK FUNDS
o  Capital Appreciation Fund
o  Financial Services Growth Fund
o  Growth Fund
o  Growth and Income Fund
o  Small Cap Fund
o  Utility Income Fund

ASSET ALLOCATION FUNDS
o  Balanced Fund
o  Tactical Allocation Fund

GLOBAL FUNDS
o  Asia Pacific Growth Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Global Income Fund

PAINEWEBBER MONEY MARKET FUND


PAINEWEBBER
(copyright) 1997 PaineWebber Incorporated
Member SIPC




PAINEWEBBER

FPO

EMERGING MARKETS

EQUITY FUND

APRIL 30, 1997

SEMIANNUAL REPORT